UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 25, 2005
CYBERKINETICS NEUROTECHNOLOGY SYSTEMS, INC.
(Exact name of registrant specified in charter)

Delaware	000-50505	13-4287300

(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
100 Foxborough Blvd., Suite 240
Foxborough, MA 02035
(Address of principal executive offices) (Zip Code)
(508) 549-9981
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant
Item 9.01 Financial Statements and Exhibits.
SIGNATURE
Ex-16 Letter of Ernst & Young LLP re: change in certifying accountant

Item 4.01       Changes in Registrant’s Certifying Accountant
On October 25, 2005, Cyberkinetics Neurotechnology Systems, Inc. (the “Company”) engaged Vitale, Caturano & Company Ltd. as its independent registered public accounting firm to perform the Company’s annual audit for its fiscal year ending December 31, 2005, and review of the Company’s interim quarterly financial statements for the quarter ended September 30, 2005. The Company had previously engaged Ernst & Young LLP as its principal accountants. On October 25, 2005, the Company dismissed Ernst & Young LLP as its principal accountants. The decision to engage Vitale, Caturano & Company Ltd. and dismiss Ernst & Young LLP was made by the Audit Committee of the Board of Directors.
In connection with the audits of the two fiscal years ended December 31, 2004 and 2003, and the subsequent interim period through June 30, 2005, there were no: (1) disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement, or (2) reportable events as described by Item 304(a)(1)(v) of Regulation S-K.
The audit reports of Ernst & Young LLP relating to the consolidated financial statements of Cyberkinetics Neurotechnology Systems, Inc. and subsidiaries as of and for the years ended December 31, 2004 and 2003 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.
During the two most recent fiscal years and in the subsequent interim period, the Company has not consulted with Vitale, Caturano & Company Ltd. on any matter.
The Registrant has provided Ernst & Young LLP with a copy of the disclosures that it is making herein and has requested Ernst & Young LLP to furnish it with a letter addressed to the Commission stating whether it agrees with the statements made by the Registrant in response to Item 304(a) of Regulation S-K. In response to this request, the Company has received a letter from Ernst & Young, which is attached as an exhibit.
Item 9.01       Financial Statements and Exhibits.
The following exhibit is filed as part of this Report on Form 8-K:
     1. Exhibit 16 — Letter of Ernst & Young LLP re: change in certifying accountant.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cyberkinetics Neurotechnology Systems, Inc.

Date: October 26, 2005	By:	/s/ Timothy R. Surgenor

Timothy R. Surgenor Chief Executive Officer (Duly Authorized Officer)